Registration No. of the Contract:

Product Purchase and Sales Contract

Demander (Party A): Beijing Chuangjin Kaida Science & Technology Co., Ltd.

Supplier (Party B): Pansoft (Jinan) Company Ltd.

Signature date: October 25, 2007

Signature place: Beijing

Information for Both Parties

Entrusting party (party A): Beijing Chuangjin Kaida Science & Technology Co., Ltd.

Address: E1307, Zhongguancun Information Square, No 5, north area of Shangdi Information Industry Base, Haidian District, Beijing

Legal representative: Wei Shuguang

Contact person: Li Guangyu

Cell phone: 13693091098

Communication address: E1307, Zhongguancun Information Square, No. 5, north area of Shangdi Information Industry Base, Haidian District, Beijing

Phone: 010-84830756 Fax: 010-84830766

Email: weisg@vip.sina.com

Entrusted party (party B): Pansoft (Jinan) Company Ltd.

Address: Floor 3, Qilu Software Building, Jinan High & New Tech Area, Jinan, Shandong

Legal representative: Wang Hu

Contact person for program: Lin Guoqiang

Cell phone: 13911095108

Communication address: Floor 3, Qilu Software Building, Jinan High & New Tech Area, Jinan, Shandong

Phone: 0531-88871161 Fax: 0531-88871164

Email: lin_guoqiang@pansoft.com.cn

Account bank: Merchant Bank, Jinan Branch, Heping Road Sub-branch

Bank address: Room 317, Qilu Software Building, High & New Tech Area, Jinan

Account No. 408069681000l

Clause 1 Overview

In accordance with relevant law and on the basis of consultation by both parties, this contact is hereby formulated. The following clauses should be strictly abided by and implemented.

Clause 2 Product Name, Quantity and Price Formula

Serial No.	Product description	Quantity	Single price(Yuan)	Total (Yuan)
1	Pan integral data application platform software V1.0	1	800,000.00	800,000.00
Total RMB (capital): eight hundred thousand			¥800,000.00	

Clause 3 Product Functions

1. Index resources management
2. Statement resources management
3. Self-assisted data declaration and acceptance
4. Multi-dimensional analyses
5. Data acquisition
6. Generated Office file report

Clause 4 Product Performance

1. Multi-step organization design for centralized information management
2. Operation interface and data should support multi language so as to satisfy internalization of large-scale corporation.
3. Take uniform and standardized statistics index as core so as to manage all necessary information
4. Convenient and flexible information enquiry mechanism may facilitate access to related information
5. Powerful multi-dimensional analyses engine establishes basis for BI application
6. Strong maintenance, extendibility and application of the system
7. The system boasts of fine openness, providing multiple data interface

Clause 5 Industry Standard for Product Purchase and Sales

1. Quality, technology and service standard: subject to industry standard and software supplier standard

2. Package standard: packed by original supplier

3. Acceptance standard and deadline: in accordance with package standard, demander is in charge of acceptance. Demander should deliver discrepancy to supplier in written form no less than three days after arrival of products. Or else, product is deemed qualified.

Clause 6 Settlement

1. Within 10 days after signature of contract, party A pays party B RMB 200,000; ten days after acceptance, pay the rest RMB 600,000 at one time

2. Settlement basis: purchase and sales contract, delivery bill, lawful business invoice

Clause 7 Rights and Obligation of Party A

1. Provide qualified product

2. In charge of assembly and debugging

3. Provide training and field operation service

Clause 8 Rights and Obligation of Party B

1. In charge of establishment of operation environment

2. Supply consumptive material during operation period

3. Provide accommodation for operators from party B

4. Provide adequate payment in time

Clause 9 Product Delivery

1. Place: designated place by party A

2. Delivery time: no less than 10 days after signature of contract

Clause 10 Liabilities for Breach of Contract

1. Payment of party A, for one day overdue, pay 0.3% total contract amount as penalty to party B

2. Product delivery of party B, for one day overdue, pay 0.3% total value of overdue product as penalty to party A

3. If supplier can't deliver product on the date stipulated in the contract due to adjustment in manufacture's policy, no breach of contract is deemed, manufacturer and general agent policy can be offered as the basis.

Clause 11 Arbitration

1. All disputes related to or over the implementation of this contract should be amicably resolved.

2. If disputes can't be solved through consultation, the party in question may apply For Beijing Arbitration Authorities, with expenses at failure party's account.

Clause 12 Valid Period

1. This contract should be signed and strictly implemented in accordance with *PRC Contract Law* and on the basis of consultation.

2. The valid period is due when all obligations in the contract have been performed.

Clause 13 Force Majeure

If product delivery or payment is delayed due to force majeure (thunderstorm, flood, fire, car accident and other conditions agreed by both parties), any party in question should inform the other party at once and provide adequately necessary proof. Under such circumstances, product delivery or payment can be corresponding be delayed. If delayed date has exceeded 30 days, both parties should immediately meet and discuss the implementation of the contract.

Clause 14 All content in the contract belong to business secret. Without both parties' agreement, any party should not inform or provide the contract content to the third party.

Clause 15 Without both parties' written confirmation, any party should not change or modify this contract, unless otherwise stipulated by the State: with regard to unmentioned items in this contract, both parties may sign supplementary agreement.

Clause 16 This contract has four copies. Each party keeps two, bearing the same legal effect.

Clause 17 This contact takes effect after signature and seal of both parties.

Party A: Beijing Chuangjin kaida Science & Technology Co., Ltd. (seal)

Legal representative/entrusted agent: Wei Shuguang (signature)

October 25, 2007

Party B: Pansoft (Jinan) Company Ltd (seal)

Legal representative/entrusted agent: Wang Hu (signature)

October 25, 2007